MERRILL LYNCH
GLOBAL BOND
FUND

For Investment and
Retirement




FUND LOGO



Quarterly Report

March 31, 1998




Officers and Trustees
Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
Edward H. Meyer, Trustee
Charles C. Reilly, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Terry K. Glenn, Executive Vice President
Joseph T. Monagle, Jr., Senior Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Lawrence A. Rogers, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
225 Franklin Street
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Global Bond Fund
For Investment
And Retirement
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch Global Bond Fund for Investment and Retirement


PORTFOLIO INFORMATION


Bar graph depicting Type of Issues*
As of March 31, 1998

Commercial Paper                      1.39%
Industrials                          12.74%
Sovereign Government Obligations     34.65%
Financial Services                   48.34%
US Government Obligations             0.43%


Pie graph depicting Geographical Diversification*
As of March 31, 1998

Germany                              14.86%
Thailand                              3.75%
Italy                                11.25%
United States                        22.43%
United Kingdom                       15.42%
Japan                                13.30%
Denmark                              11.55%
Canada                                4.99%


Bar graph depicting Maturity of Investments*
As of March 31, 1998

5 yrs-10 yrs                         30.37%
10 yrs+                              37.01%
0-1 yr                               11.59%
1 yr-5 yrs                           12.03%


[FN]
*Percent of net assets may not equal 100%.



Merrill Lynch Global Bond Fund for Investment and Retirement
March 31, 1998


DEAR SHAREHOLDER


Since our December report to shareholders, dollar-bloc bond markets have declined and have underperformed their counterpart markets in Europe and Japan. In addition, the US dollar remained relatively firm compared to levels maintained in late 1997. The strength of the US economy and interest rate differentials in favor of the US fixed-income market were significant fundamental factors holding the dollar at higher levels against the majority of Group of Seven Industrialized Nation (G-7) currencies. Correspondingly, we reduced the Fund's duration exposure in the United States and continued to hedge the portfolio into dollars as opportunities warranted.

Our fixed-income positions continue to emphasize a positive inflationary outlook since we believe the Asian currency crisis is likely to cap commodity and imported good prices in the major industrialized economies. G-7 growth is also likely to be negatively impacted since exports to the Asian region will reflect slower order growth. Therefore, we established positions in longer-term securities in markets that we expect to retain positive inflationary demographics and steep yield curves. In addition, we recently increased the duration of our investments in the United States as yield spreads widened compared to Europe, unwinding an underweight position from early 1998. Toward the end of the March quarter, we began to increase our exposure to the United States as ten-year yield spreads relative to Germany approached 75 basis points (0.75%) compared to approximately 40 basis points earlier in the year. We also established positions in the Japanese bond market. At March quarter-end, the Fund's Japanese investments accounted for 13% of net assets. With the Japanese economy continuing to worsen, fiscal measures disappointing and the central bank's continued accommodation, bond prices in Japan are likely to rise. Overall, we continued to retain exposure to the corporate bond market although at markedly reduced levels from those maintained in late 1997.


Market Review
North America
US bond prices were negatively affected during the March quarter on reports that gross domestic product surged in the fourth quarter of 1997 to approximately 4.0%. In addition, the increase in the employment cost index from 3.0% to 3.3% in the fourth quarter also negatively impacted bonds. These factors pushed up bond yields 30 basis points from the lows in late 1997. In March the Federal Reserve Board left interest rates unchanged, waiting for evidence of a slowdown from Asia which has yet to materialize. On the positive side, we believe that US markets are likely to be supported by reduced US Government debt issuance and the drag of reduced public spending on the economy. We will continue to monitor the US economy for evidence of reduced growth domestically resulting from the Asian currency crisis.

In Canada, the lack of price pressures did not restrain the Bank of Canada from moving interest rates higher. With inflation remaining below 2%, the central bank reacted to the economy growing at a 4% rate year-on-year, with growth in new orders and shipments continuing at a record pace. As the central bank moved interest rates higher, it also warned investors of continuing tightening moves if the currency depreciated further. We expect the Asian crisis to markedly reduce Canada's commodity exports in the western part of the country. We believe this situation may moderate the central bank's interest rate stance.

Europe
Most European bond markets remained firm with long-term interest rates declining as inflationary results continued to surprise on the downside. We correctly overweighted the Fund's duration exposure in favor of Europe over the United States. Throughout Europe, consumer prices rose less than 2% on an annualized basis and allowed longer-term bonds to remain firm. Similar inflationary results caused monetary policy easing by the central banks of various countries, where short-term borrowing rates were reduced. However, as we ended the March quarter, European economies continued to show signs of sustainable economic growth. In addition, signs of bottoming inflationary cycles have been evident in various Scandinavian countries, the United Kingdom and Germany. This prompted us to reverse to an overweight US duration exposure over Europe. Any evidence of inflation exceeding 2% in Germany, coupled with continued weakness in the Deutschemark, would likely bring a prompt response by the Bundesbank. Investor concerns also surround the United Kingdom as growth continues to accelerate and inflation remains at the upper end of the Bank of England's target range.

European Union (EU) Finance Ministers met in January to discuss additional movement toward a single European currency. Since the process still has solid political backing, formal EU members are expected to be announced in the spring of 1998. We expect this process to proceed without major problems, since various European Monetary Union convergence reports for March were released without any major negative issues. Italy and Belgium were criticized regarding the sustainability of their respective budgetary conditions; however, the go-ahead signal was given to the start of the single currency with eleven countries as scheduled.

Pacific Basin
As the Asian currency crisis continues to linger, both the New Zealand and Australian currencies were under pressure as competitive devaluation of currencies became prevalent in the region. Late in the March quarter, comments suggesting interest rate cuts would not be forthcoming in either country allowed some stabilization in currencies and interest rates.

Although the US dollar traded off its highs against the yen, US officials continued to express concern over the Japanese economy and its trade imbalance. In fact, recent data underline the need for government action to boost the economy and support the Asian region. For example, the latest purchasing plans index for durable goods in 1997 fell to 40.9 compared to 44.4 during the third quarter of 1997. This pessimism has been reinforced by a continued rising tide of bankruptcies and deterioration in employment prospects. Late in March, the Liberal Democratic Party's fifth stimulus package was announced at 16 trillion yen. Even though this number was higher than expected, no real details were given, which casts doubts as to whether the package will be able to pull the worsening Japanese economy out of recession. Without a solid economic stimulus package, it is possible that the Japanese economy and the region as a whole could reexperience unrest as in late 1997.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Paolo Valle)
Paolo Valle
Portfolio Manager



May 7, 1998





Merrill Lynch Global Bond Fund for Investment and Retirement
March 31, 1998



PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Merrill Lynch Global Bond Fund for Investment and Retirement
March 31, 1998


PERFORMANCE DATA (concluded)


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/98                         +8.39%         +4.06%
Five Years Ended 3/31/98                   +4.95          +4.10
Inception (10/25/88)
through 3/31/98                            +8.35          +7.88

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/98                         +7.56%         +3.56%
Five Years Ended 3/31/98                   +4.16          +4.16
Ten Years Ended 3/31/98                    +7.09          +7.09

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/98                         +7.49%         +6.49%
Inception (10/21/94)
through 3/31/98                            +5.25          +5.25

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/98                         +8.13%         +3.80%
Inception (10/21/94)
through 3/31/98                            +5.88          +4.63

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Recent Performance Results*
                                                                                   Ten Years/        Standardized
                                              12 Month           3 Month        Since Inception      30-Day Yield
                                            Total Return       Total Return       Total Return      As of 3/31/98
ML Global Bond Fund Class A Shares              +8.39%             +2.15%          +113.04%             4.74%
ML Global Bond Fund Class B Shares              +7.56              +1.96           + 98.46              4.16
ML Global Bond Fund Class C Shares              +7.49              +1.94           + 19.24              4.10
ML Global Bond Fund Class D Shares              +8.13              +2.20           + 21.73              4.50

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
 Fund's ten-year/inception dates are: Class A Shares, 10/25/88; Class
 B Shares, ten years ended 3/31/98; and Class C and Class D Shares, 10/21/94.



Merrill Lynch Global Bond Fund for Investment and Retirement
March 31, 1998

SCHEDULE OF INVESTMENTS
                           Face                                        Interest       Maturity                    Percent of
                          Amount         Long-Term Obligations           Rate           Date          Value       Net Assets

Canada
Sovereign        NZ$     14,250,000    Canadian Government Bond           6.625%    10/03/2007     $7,423,401          3.42%
Government       US$      2,900,000    Hydro-Quebec                       8.25       1/15/2027      3,407,500          1.57
Obligations

                                       Total Investments in Canada
                                       (Cost--$12,058,298)                                         10,830,901          4.99

Denmark

Financial        US$      8,250,000    Den Danske Bank A/S                7.40       6/15/2010      8,646,429          3.98
Services         Dkr     44,104,000    Nykredit A/S                       6.00      10/01/2026      6,198,816          2.86

Sovereign                70,000,000    Denmark Government Bonds           9.00      11/15/1998     10,224,284          4.71
Government
Obligations
                                       Total Investments in Denmark
                                       (Cost--$25,140,809)                                         25,069,529         11.55

Germany

Financial        DM      13,250,000    Deutsche Ausgleichbank             6.00       7/04/2007      7,640,092          3.52
Services                 13,250,000    Union Bank of Switzerland          5.75       3/12/2007      7,324,445          3.38

Sovereign                 3,000,000    Bundes Obligations                 5.25       2/21/2001      1,667,136          0.77
Government                6,400,000    Bundesrepublik Deutschland         6.25       4/26/2006      3,783,519          1.74
Obligations               6,100,000    Bundesrepublik Deutschland         6.00       7/04/2007      3,564,883          1.64
                         15,000,000    Land Baden-Wuerttemberg            5.75       1/19/2028      8,274,770          3.81

                                       Total Investments in Germany
                                       (Cost--$33,104,689)                                         32,254,845         14.86

Italy

Sovereign        Lit  1,000,000,000    Buoni Poliennali Del Tesoro
Government                             (Italian Government Bond)         10.50      11/01/1998        565,710          0.26
Obligations          23,850,000,000    Buoni Poliennali Del Tesoro
                                       (Italian Government Bond)         10.00       8/01/2003     16,188,535          7.46
                 YEN    900,000,000    Government of Italy                3.75       6/08/2005      7,662,444          3.53

                                       Total Investments in Italy
                                       (Cost--$25,065,585)                                         24,416,689         11.25

Japan

Financial        YEN    990,000,000    African Development Bank           6.20       6/18/2002      8,871,168          4.09
Services         US$      4,400,000    Fuji Bank Limited                  6.61875    3/29/2049      4,072,200          1.87
                          3,750,000    Fuji Bank Limited                  7.30       3/29/2049      3,468,750          1.60

Sovereign        YEN    832,000,000    Japanese Government Bond           4.80      12/20/2002      7,284,064          3.36
Government              581,000,000    Republic of Finland                6.00       1/29/2002      5,158,187          2.38
Obligations

                                       Total Investments in Japan
                                       (Cost--$30,840,500)                                         28,854,369         13.30



Merrill Lynch Global Bond Fund for Investment and Retirement
March 31, 1998

SCHEDULE OF INVESTMENTS (continued)

                           Face                                        Interest       Maturity                    Percent of
                          Amount         Long-Term Obligations           Rate           Date          Value       Net Assets

Thailand
Industrials      US$      9,550,000    PTTEP International Limited        7.625%    10/01/2006    $ 8,131,233          3.75%

                                       Total Investments in Thailand
                                       (Cost--$9,741,865)                                           8,131,233          3.75

United
Kingdom

Financial        Pound    8,300,000    Friends Professional
Services      Sterling                 Finance PLC                        9.125     11/29/2049     15,392,300          7.09
                          6,200,000    Royal Bank of Scotland             9.50          ++         12,670,770          5.84

Industrials               3,000,000    British Airways PLC                7.875      2/10/2007      5,398,614          2.49

                                       Total Investments in the
                                       United Kingdom(Cost--$31,213,859)                           33,461,684         15.42

United
States

Financial        US$      3,000,000    Associates Corp. of
Services                               North America                      7.375      6/11/2007      3,190,500          1.47
                          8,500,000    Comerica Bank                      7.875      9/15/2026      9,454,125          4.36
                          5,000,000    Mellon Capital II                  7.995      1/15/2027      5,300,700          2.44
                          5,250,000    PNC Institution Capital Bank       8.315      5/15/2027      5,673,838          2.62
                          6,600,000    Wells Fargo Capital I              7.96      12/15/2026      6,985,704          3.22

Industrials               3,700,000    Chrysler Corporation               7.45       3/01/2027      3,971,728          1.83
                         10,000,000    Phelps Dodge Corporation           7.125     11/01/2027     10,141,000          4.67

                                       Total Investments in the United States
                                       (Cost--$43,046,529)                                         44,717,595         20.61

                                       Total Investments in Long-Term Obligations
                                       (Cost--$210,212,134)                                       207,736,845         95.73

                                               Short-Term Obligations

Commercial       US$      3,010,000    General Motors Acceptance
Paper*                                 Corp.                              6.13       4/01/1998      3,010,000          1.39

US Government               100,000    United States Treasury Bill        4.99       4/02/1998         99,986          0.04
Obligations*(a)             200,000    United States Treasury Bill        5.00       4/02/1998        199,972          0.09
                            350,000    United States Treasury Bill        5.02       4/02/1998        349,951          0.16
                            150,000    United States Treasury Bill        5.03       4/02/1998        149,979          0.07
                            150,000    United States Treasury Bill        5.07       4/02/1998        149,979          0.07

                                       Total Investments in Short-Term Obligations
                                       (Cost--$3,959,867)                                           3,959,867          1.82

                    Nominal Value
                 Covered by Options                   Issue

Currency Put Options Purchased

                         11,600,000    United Kingdom Pound, expiring
                                       April 1998 at Pound Sterling 1.6                                16,240          0.01

                                       Total Currency Put Options Purchased
                                       (Premiums Paid--$18,560)                                        16,240          0.01

                                       Total Investments (Cost--$214,190,561)                     211,712,952         97.56


Merrill Lynch Global Bond Fund for Investment and Retirement
March 31, 1998

SCHEDULE OF INVESTMENTS (concluded)
                      Nominal Value                                                                              Percent of
                    Covered by Options           Issue                                             Value         Net Assets

Currency Call Options Written
                         11,600,000    Japanese Yen, expiring April 1998 at YEN 129             $      (8,120)         0.00%

                                       Total Currency Call Options Written
                                       (Premiums Received--$16,240)                                    (8,120)         0.00

Total Investments, Net of Options Written (Cost--$214,174,321)                                    211,704,832         97.56

Unrealized Appreciation on Forward Foreign Exchange Contracts**                                       663,424          0.31

Variation Margin on Financial Futures Contracts***                                                     15,807          0.01

Other Assets Less Liabilities                                                                       4,608,969          2.12
                                                                                                 ------------        -------
Net Assets                                                                                       $216,993,032        100.00%
                                                                                                 ============        =======


Net Asset Value:    Class A--Based on net assets of $25,620,631 and 2,788,874 shares of
                             beneficial interest outstanding                                     $       9.19
                                                                                                 ============
                    Class B--Based on net assets of $140,513,977 and 15,290,586 shares of
                             beneficial interest outstanding                                     $       9.19
                                                                                                 ============
                    Class C--Based on net assets of $1,991,044 and 216,714 shares of
                             beneficial interest outstanding                                     $       9.19
                                                                                                 ============
                    Class D--Based on net assets of $48,867,380 and 5,320,028 shares of
                             beneficial interest outstanding                                     $       9.19
                                                                                                 ============


(a)Portion of securities held as collateral in connection with open financial futures contracts.
 ++The security is a perpetual bond and has no definite maturity date.
  *Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.


 **Forward foreign exchange contracts as of March 31, 1998 were as follows:
                                                    Unrealized
                                     Expiration     Appreciation
   Foreign Currency Sold                Date       (Depreciation)

   Chf              21,209,630       April 1998    $    313,900
   DM                8,263,126       April 1998          51,685
   Pound Sterling    9,976,575       April 1998          54,187
   YEN             967,995,642       April 1998         487,824

   Total (US$ Commitment--$43,309,307)                  907,596
                                                   ------------

   Foreign Currency Purchased

   DM                8,058,468       April 1998    $    (47,952)
   Pound Sterling    2,695,963       April 1998         (21,757)
   YEN           1,032,018,000       April 1998        (174,463)

   Total (US$ Commitment--$16,914,841)                 (244,172)
                                                   ------------
   Total Unrealized Appreciation on Forward
   Foreign Exchange Contracts--Net                 $    663,424
                                                   ============

***Financial futures contracts sold as of March 31, 1998 were as follows:

   Number of                           Expiration
   Contracts   Issue       Exchange       Date           Value

    118      DEM Bunds     LIFFE       June 1998     $17,137,791
     58       UK Gilt      LIFFE       June 1998       5,258,345
                                                     -----------
   Total Financial Futures Contracts Sold
   (Total Contract Price--$22,342,772)               $22,396,136
                                                     ===========